UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):       February 22, 1999
                                                           -----------------

                             QMS, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-9348                  63-0737870
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 (State or other jurisdiction      (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


               One Magnum Pass, Mobile, Alabama                   36618
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  (Address of principal executive offices)                      (zip code)



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    Registrant's telephone number, including area code         (334) 633-4300
                                                            -------------------


     Item 5.   Other Events

     On February 22, 1999, QMS, Inc. announced its intent to exercise the Company's option to reacquire its former subsidiaries, QMS Europe B.V. and QMS Australia PTY Ltd. The transaction is expected to be completed in April 1999.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Registrant:
                              -----------

                              QMS, INC.

                                /s/ James A. Wallace
                              ---------------------------------
                              James A. Wallace
                              Chief Financial Officer and
                              Corporate Secretary



Date:  February 22, 1999
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